UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) March 26, 1996


                            TRIARC COMPANIES, INC.
             ----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


DELAWARE                      1-2207                   38-0471180
---------------               -----------              -----------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification
incorporation)                                         No.)


          900 Third Avenue
          New York, New York                                10022
          --------------------------------                  -----------
          (Address of Principal Executive Offices)          (Zip Code)









Registrant's telephone number, including area code:  (212) 230-3000





             ---------------------------------------------------
                      (Former Name or Former Address, if
                          Changed Since Last Report)

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Item 5.   Other Events.

     On March 27, 1996, the Registrant issued a press release with respect to the filing of a registration statement for an initial public offering of common units by National Propane Partners, L.P., a partnership recently formed to acquire, own and operate the business and assets of National Propane Corporation, an indirect wholly-owned subsidiary of the Registrant.
 A copy of the press release is being filed herewith as an exhibit hereto and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Press release dated March 27, 1996

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRIARC COMPANIES, INC.




Date:  March 27, 1996              By:  BRIAN L. SCHORR
                                        Brian L. Schorr
                                        Executive Vice President
                                        and General Counsel

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                                Exhibit Index


Exhibit
No.            Description                             Page No.
--------       ------------                            --------

99.1         Press release dated March 27, 1996

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